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                                  Exhibit 10.6

                           GENERAL SECURITY AGREEMENT

     THIS AGREEMENT is made this 30th day of May, 2000, by and between ELECTRIC CITY CORP., a Delaware corporation, with its principal offices located at 1280 Landmeier Road, Elk Grove, Illinois 60007, (the "Debtor"), in favor of JOSEPH MARINO (hereinafter referred to as the "Secured Party).

                                    RECITALS

     A. The Debtor is currently indebted to the Secured Party in the amount of $982,000.00 pursuant to a promissory note dated of even date herewith from the Debtor to the Secured Party (the "Note").

     B. The Debtor has agreed to pledge certain collateral, as more fully described herein, as security for the payment of all Liabilities (as hereinafter defined).

     C. In addition to the foregoing, the Debtor has agreed to pledge such collateral as security for the payment of all other moneys for which the Debtor may become indebted to the Secured Party.

     NOW THEREFORE, in consideration of the premises and mutual covenants herein contained, the Party agree as follows:

     1. DEFINITIONS. For the purpose of this Agreement, the following terms shall have the indicated meanings:

     (a) "Account Debtor" means the party who is obligated to the Debtor on or under any Account Receivable, Contract Right, chattel paper or general intangible.

     (b) "Accounts" means any and all now existing or hereafter arising rights to payment or amounts due the Debtor from the Business in the form of obligations or receivables from whatsoever source for services rendered or the sale, lease, use, consumption, furnishing or other disposition of Inventory or goods, and all proceeds and products thereof, whether or not capable of being liquidated, including all causes of action thereon.

     (c) "Business" means the business of Debtor relating to the manufacturing, supplying and installation of electrical panels and related materials, specifically including but not limited to those assets acquired by Debtor from Marino Electric on May 24, 1999.

     (d) "Collateral" means all property or rights of the Debtor in which a security interest is granted hereunder, together with all proceeds thereof.


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     (e)  "Contract Right" means any right of the Debtor to payment from the
Business under a contract for the sale or lease of goods or the rendering of services, which right is at the time not yet earned by performance.

     (f) "Default" means the occurrence of any of the events of default as set forth in the Note.

     (g) "Equipment" means all furniture, vehicles, fixtures, apparatus, machinery and other equipment, wherever located, whether nor owned or hereafter acquired by the Debtor, now or hereafter located upon or used in connection with or held or acquired for use in connection with the Business, including any and all accessories, parts, substitutions, replacements, accessions, additions and all cash and non-cash proceeds of any of the foregoing including, without limitation, insurance proceeds.

     (h) "General Intangibles" means choses in action, causes of action and all other kinds of intangible personal property of every kind or nature (other than Accounts, chattel paper, instruments and money) of the Business, including, without limitation, corporate or other business records; inventions; designs; patents (including applications therefor); service marks, trademarks and trade names (including applications therefor) together with all corporate and trade names; licenses; licensing and product rights; rights to the retrieval from third Party of electronically processed and recorded data pertaining to any Collateral; any form of intellectual property rights not previously listed; applications and registrations relating to the foregoing; and all rights to payment.

     (i) "Inventory" means all goods, merchandise, raw materials, component parts, work in process, including unbilled amounts of time incurred on behalf of an Account Debtor as to service to be or being performed by the Debtor, finished products in transit, returned, rejected or repossessed goods and all other personal property and all accessions and additions thereto, now owned or hereafter acquired by the Debtor which are held for sale, lease, furnished or to be furnished under contracts for sale, service or lease or used or consumed in the Business, together with all substitutions, proceeds and products thereof.

     (j) "Liabilities" means and any and all indebtedness, obligations and liabilities of the Debtor to the Secured Party, his successors and assigns, whether now existing or hereafter arising, due or to become due, direct, indirect, absolute or contingent, joint or several or joint and several, and however created or arising under this Agreement or the Note, and all expenses and charges, legal or otherwise, including attorneys' fees, paid or incurred by the Secured Party in connection with perfecting the security interest granted hereunder in the Collateral, in realizing or protecting the Collateral, or collecting or enforcing the payment of any or all such indebtedness, obligations, liabilities, expenses and charges.

     2. GRANT OF SECURITY INTEREST. As security for the performance of all Liabilities, Debtor hereby mortgages, pledges and assigns to the Secured Party and thereby creates in and grants to the Secured Party a continuing security interest in and to all of its rights, title and interest in and to all personal property and fixtures of Debtor, wherever located, whether now or hereafter owned, existing or acquired, including, without limitation, any and all Inventory, Contract Rights,


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Accounts, General Intangibles and Equipment, whether now existing or hereafter arising or acquired, subject to all applicable conditions contained herein and including all proceeds, products and accessions thereto; together with all parts, accessions, substitutions and replacements thereto at any time hereafter made or acquired; and

     Together with all of the Debtor's existing or hereafter arising rights and interests under the terms of any and all agreements relative to any of the Collateral, whether written or oral, legally enforceable or conditionally provided for, including but not limited to all of the Debtor's rights and interest in any and all investments and/or stock (certificated and uncertificated) of any other entity, notes, certificates of title, policies of insurance, drafts, bills of lading, acceptances, documents of title, instruments, chattel paper, accounts and leases and all proceeds and products thereof and any of the foregoing which grant or allow the Debtor proprietary rights and interest in and to the use of services; any property in which the Debtor has granted the Secured Party a continuing security interest, which has been, is being or will be delivered, pledged, assigned or otherwise tendered to the Secured Party as security for the payment of the Liabilities; all books and records relating to the Collateral and all insurance policies insuring any of the Collateral; together with all substitutions, additions, renewals and extensions thereof, and all proceeds of any and all of the foregoing.

     PROVIDED, HOWEVER, that subject to the terms hereof and otherwise stated herein, Debtor may retain possession of and use the Collateral in the ordinary course of its business so long as, but only so long as, no Default shall have occurred and be continuing.

     3. REPRESENTATIONS AND WARRANTIES. To induce the Secured Party to accept this Security Agreement as security for the Liabilities of the Debtor, the Debtor covenants, represents and warrants as follows:

     (a) The Collateral is or will be kept or used at Debtor's address indicated above, and will not be removed therefrom unless prior to any such removal, the Debtor has given written notice to the Secured Party of the location or locations to which the Debtor desires to remove the Collateral and the Secured Party have given their written consent to such removal, which consent shall not be unreasonably withheld. Debtor, by written notice delivered to Secured Party at least thirty (30) days prior thereto, shall advise Secured Party of any change of Debtor's address or its corporate name.

     (b) The Debtor is a corporation organized under the laws of the State of Delaware, has full power and authority to enter into this Security Agreement, and has full power and authority to subject the Collateral to the security interest hereunder.

     (c) The Debtor is, and as to Collateral acquired after this date, the Debtor shall be, the owner of all Collateral, free from any liens, security interests, encumbrances or other rights, titles or interests of any other person or entity and the Debtor shall defend the Collateral against all claims and demands of all persons or entities at any time claiming the same or any interest in the Collateral adverse to the Secured Party.

     (d) There is no financing statement now on file in any public office covering any of the Collateral upon which the Debtor is named as a debtor, and until this Security Agreement is


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terminated as provided herein, the Debtor will not execute and there will not be on file any public office, any financing statement or statements covering any of the Collateral except the financing statements filed or to be filed with respect to the security interest of the Secured Party hereby granted or provided for, or as otherwise contemplated hereby.

     4. AFFIRMATIVE COVENANTS OF DEBTOR. Until the Liabilities have been fully satisfied and discharged, except to the extent otherwise provided herein, Debtor shall:

     (a) maintain and preserve all Collateral of Debtor in good repair, working order and condition, and make all needful and proper repairs, renewals, replacements, additions and improvements thereof as Debtor may deem appropriate, in its discretion, in the conduct of the Business;

     (b) carry on and conduct Debtor's business in substantially the same manner and same fields as such business is now and has heretofore been carried on, and maintain Debtor's corporate existence;

     (c) execute such financing statements and other documents and do such other acts and things, all as Secured Party may from time to time reasonably request to establish and maintain a valid security interest in the Collateral (free of all other liens and claims whatsoever) to secure the payment of the Liabilities;

     (d) at all times keep the Collateral insured in such form, with such insurance companies, in such amounts and against such risks as may be reasonably required by its business practice and as shall be reasonably satisfactory to the Secured Party. The Debtor shall deliver to the Secured Party a certificate of insurance with respect to each policy of insurance and evidence of payment of all premiums for each such policy. Such policies of insurance shall contain a lender's loss payable endorsement, in form and substance acceptable to the Secured Party, showing loss payable to the Secured Party. Such endorsement or an independent instrument furnished to the Secured Party shall provide that all insurance companies shall give the Secured Party at least thirty (30) days prior written notice before any such policy or policies of insurance shall be altered or canceled and that no act or default of the Debtor or any other person shall affect the right of the Secured Party to recover under such policy or policies of insurance in case of loss or damage. The Debtor hereby directs all insurers under such policies of insurance to pay all proceeds payable thereunder directly to the Secured Party;

     (e) keep accurate books, records and accounts with respect to the Collateral and will make the same available to the Secured Party during normal business hours upon reasonable advance notice; and

     (f) pay promptly when due all taxes, assessments and governmental charges upon or against Debtor or the Collateral or operations of Debtor (except such taxes as Debtor shall contest in good faith), and all insurance premiums, in each case before the same become delinquent and before penalties accrue thereon;


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     (g)  during normal business hours upon reasonable advance notice, permit the Secured Party to inspect and evaluate the Collateral and any books and records of the Debtor relating thereto at all reasonable times and to verify any Accounts by any method satisfactory to the Secured Party, all at the expense and risk of the Debtor;


     5. SUBORDINATION. Secured Party acknowledges and agrees that the Note and any right to payment thereunder and the security interests granted under this Agreement shall be subordinated in right only to the extent and in the manner provided below to the prior payment and satisfaction in full of the Senior Indebtedness (as defined hereinafter). The term "Senior Indebtedness" shall mean, including but not limited to, amounts due to Debtor's primary corporate lender ("Senior Lender") the principal and interest on, and any and all other fees, expenses, reimbursement obligations and other amounts due pursuant to the terms of all agreements, documents and instruments providing for, creating, securing, or evidencing: (i) commercial or institutional indebtedness of the Debtor now existing or hereafter incurred or created, or (ii) all deferrals, renewals, extensions, replacements, refinancing or refundings of, and amendments, modifications, and supplements to, such commercial or institutional indebtedness of the Debtor. Secured Party agrees to enter into a subordination agreement in form and substance acceptable to the Senior Lender, subject to the terms hereof, upon written request of the Debtor. The Senior Lender shall be limited to one commercial or institutional lender providing financing to the Debtor. The term Senior Security Interests shall mean any security interests granted by Debtor in favor of the Senior Lender. Unless the Debtor has received notice from the Senior Lender of the occurrence and continuation of an event of default under any Senior Indebtedness, the Debtor may pay, and the Secured Party may receive, regularly scheduled payments under the Promissory Note as and when due in accordance with its terms.

     6. DEFAULT. Upon the concurrence of a Default, the Secured Party may avail themselves of one or more of the following remedies:

     (a) Secured Party may, without notice to Debtor, notify any Account Debtors to make payment to Secured Party of any amounts due or to become due thereunder which amounts relate solely to the operation of the Business and enforce collection of any of the Accounts by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder or evidenced thereby;

     (b) Debtor shall, upon the request of Secured Party, forthwith upon receipt, transmit and deliver to Secured Party in the form received, all cash, checks or drafts and other instruments for the payment of money (properly endorsed, where required, so that such items may be collected by Secured Party) which may be received by Debtor at any time in full or partial payment of any Inventory sold or of any Accounts. If Secured Party shall so request, Debtor shall not commingle any such items which may be so received by Debtor with any other of its funds or property, but shall hold them separate and apart from its own funds or property and upon express trust for Secured Party until delivery is made to Secured Party;


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     (c)  Secured Party may, in accordance with the foregoing, endorse in the name of Debtor any item which represents any payment on or other proceeds of any of the Collateral;

     (d) Secured Party shall have, in addition to all other rights and remedies, the rights and remedies of a Secured Party under the Uniform Commercial Code in the State of Illinois as amended from time to time, including, without limitation, the right to take possession of any Collateral, and for that purpose Secured Party may enter upon any premises on which such Collateral may be situated and remove the same (without breach of the peace) without legal process;

     (e) Unless the Collateral threatens to decline speedily in value or is of a type customarily sold in a recognized market, Secured Party shall give to Debtor at least ten (10) days' prior written notice of the time and place of any public sale of such Collateral or of the time after which any private sale or any other intended disposition is to be made;

     (f) Any and all sums at any time credited by or due from Secured Party to Debtor shall at all times constitute additional security for any and all Liabilities and Secured Party may apply or set off such sums against Liabilities at any time whether or not such Liabilities are then due or other Collateral is considered by Secured Party to be adequate; and

     (g) Secured Party shall exercise reasonable care in the custody and preservation of any of the Collateral in its possession if it takes such action for that purpose as Debtor requests in writing, but failure of Secured Party to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and no failure of Secured Party to preserve or protect any rights with respect to such Collateral against prior parties, or to do any act with respect to the preservation of such Collateral.

     7. APPLICATIONS OF COLLECTIONS. Upon the occurrence of a Default, all amounts realized by Secured Party pursuant to Section 5 shall be applied to the payment of the Liabilities with any excess amounts being promptly returned to Debtor.

     8. EXERCISE OF REMEDIES. No failure or delay on the part of the Secured Party in exercising any right, power or remedy hereunder or under the Note or this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder or under any such other document. The remedies herein provided are cumulative and not exclusive of any remedies provided by law or any other remedies to which the Secured Party may be entitled. No notice to or demand on the Debtor in any case shall entitle the Debtor to any other or further notice or demand in similar or other circumstances.

     9. ENTIRE AGREEMENT; AMENDMENT. This Agreement and the Note constitute the entire agreement between the Party and there are no promises expressed or implied unless contained herein and therein. No amendment, modification, termination or waiver of any provision of such documents nor consent to any departure by the Debtor therefrom shall in any event be effective unless the same shall be in writing and signed by the Secured Party and then such waiver


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or consent shall be effective only for the specific purpose for which given, and shall not be deemed a waiver of or consent to any other matter or to the same matter in a different instance.

     10. FEES AND EXPENSES. The Debtor will pay any documentary, stamp or similar taxes payable in respect of the Collateral granted hereby or in connection herewith. The Debtor will, on demand, reimburse the Secured Party for the reasonable fees and expenses of legal counsel for the Secured Party incurred by the Secured Party in connection with the preparation of this Agreement, and the negotiation and closing of the transactions contemplated hereby. The Debtor will further, on demand, reimburse the Secured Party for all fees and expenses of legal counsel for the Secured Party, incurred by the Secured Party in connection with any amendment or modification hereof, the enforcement of the this Agreement and the collection or attempted collection of the Liabilities.

     11.  JURISDICTION; WAIVER OF JURY TRIAL.

     (a) For the purposes of any action or proceeding involving this Agreement or the Note or any other agreement or document referred to therein, the Debtor hereby expressly submits to the jurisdiction of all federal and state courts located in the State of Illinois and consents that any order, process, notice of motion or other application to or by any of said courts or a judge thereof may be served within or without such court's jurisdiction by registered mail or by personal service, provided a reasonable time for appearance is allowed. The Debtor hereby irrevocably waives any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Document brought in any federal or state court sitting in Cook County, State of Illinois, and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

     (b) DEBTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES (TO THE EXTENT PERMITTED BY APPLICABLE LAW) ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS AGREEMENT, THE NOTE, ANY OTHER OF THE DOCUMENTS OR ANY OTHER AGREEMENT OR DOCUMENT REFERRED TO HEREIN OR THEREIN AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

     12. NOTICES. Any notices or consents required or permitted by this Agreement shall be in writing and shall be delivered in person or sent by certified mail, postage prepaid, return receipt requested, or delivered by facsimile, or delivered by a nationally recognized overnight express delivery service, in any case addressed as follows, unless such address is changed by written notice hereunder:

     IF TO THE DEBTOR:

     ELECTRIC CITY CORPORATION
     1280 Landmeier Road
     Elk Grove, Illinois 60007
     Attention: CEO


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     With a copy to:

     Philip E. Ruben, Esq.
     Kwiatt & Ruben, Ltd.
     211 Waukegan Road, Suite 300
     Northfield, Illinois 60093

     IF TO THE SECURED PARTY:

     Joseph Marino

     -----------------------------

     -----------------------------

     With a copy to:

     Lisa A. Marino
     LAW OFFICES OF LISA A. MARINO
     3310 N. Harlem Avenue
     Chicago, Illinois 60634


     Any such notice or communication shall be deemed to have been given either at the time of personal delivery, or in the case of overnight express delivery, as of the date delivery was first attempted, or in the case of facsimile, upon receipt or in the case of certified mail, five (5) days after delivery to the United States Postal Service.

     13. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different Party hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

     14. BINDING EFFECT; ASSIGNMENT. This Agreement shall become effective when it shall have been executed by the Debtor and the Secured Party, and thereafter shall be binding upon and inure to the benefit of the Debtor and the Secured Party and their respective successors and assigns, except that the Debtor shall not have the right to assign any rights hereunder or any interest herein without the prior written consent of the Secured Party. The Secured Party shall have the right to assign, in whole or in part, this Agreement and the Note and their rights and obligations thereunder.

     15. GOVERNING LAW. This Agreement has been, and any other documents will be, delivered and accepted in and shall be deemed to be, contracts made under and governed by the laws of the State of Illinois, and for all purposes shall be construed in accordance with the laws of said State.

     16. SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such


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prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction; wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law.

     17. SURVIVAL. All covenants, agreements, representations and warranties made by the Debtor herein and any and all certificates and instruments delivered by the Debtor in connection herewith shall, notwithstanding any investigation by the Secured Party, be deemed material and relied on by the Secured Party and shall survive the execution and delivery to the Secured Party of this Agreement and the Note and any extensions or renewals thereof.

     18. FURTHER ASSURANCES. From time to time, the Debtor will execute and deliver to Secured Party such additional documents and will provide such additional information as the Secured Party may reasonably require to carry out the terms of this Agreement and be informed of the Debtor's status and affairs.

     IN WITNESS WHEREOF, this Agreement has been duly executed on the date first above written.


                                   ELECTRIC CITY CORP.

                                   By:  /s/
                                        ----------------------------------
                                        President



                                   /s/
                                   ---------------------------------------
                                   JOSEPH MARINO